Exhibit 99.1

Rosetta
RESOURCES

DEVELOPING UNCONVENTIONALS
DUG
EAGLE FORD

BUILDING ROCK SOLID VALUE
IN UNCONVENTIONAL RESOURCES

Learning, Innovating & Creating
“If it was easy, anybody could do it”
Rosetta Resources Inc.
September 18, 2013
Mark D. Petrichuk
Vice President, Corporate Reserves
& Technical Services

Forward-Looking Statements and Terminology Used
This presentation includes forward-looking statements, which give the Company's current expectations or forecasts of future events based on currently available information. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, including the acceleration thereof, production rates and guidance, resource potential, incremental transportation capacity, exit rate guidance, net present value, development plans, progress on infrastructure projects, exposures to weak natural gas prices, changes in the Company's liquidity, changes in acreage positions, expected expenses, expected capital expenditures, and projected debt balances. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. There are risks and uncertainties associated with the Company’s recent acquisition of Permian Basin assets. Factors that could affect the Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; derivative transactions (including the costs associated therewith and the abilities of counterparties to perform thereunder); uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures; uncertainties in the timing of exploitation expenditures;
operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance; potential mechanical failure or underperformance of significant wells; availability and limitations of capacity in midstream marketing facilities, including processing plant and pipeline construction difficulties and operational upsets; climatic conditions;
availability and cost of material, supplies, equipment and services; the risks associated with operating in a limited number of geographic areas; actions or inactions of third-party operators of the Company's properties; the Company's ability to retain skilled personnel; diversion of management's attention from existing operations while pursuing acquisitions or dispositions; availability of capital; the strength and financial resources of the Company's competitors; regulatory developments; environmental risks; uncertainties in the capital markets;
general economic and business conditions; industry trends; and other factors detailed in the Company's most recent Form 10-K, Form 10-
Q and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law. For filings reporting year-end 2012 reserves, the SEC permits the optional disclosure of probable and possible reserves.  The Company has elected not to report probable and possible reserves in its filings with the SEC.  We use the term “net risked resources” or “inventory” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company.  Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates.

Safety Moment
Can You Spot the Hazard?

Safety Moment
Be Seen….Always have your headlights ON!

- INVEST IN SWEAT EQUITY
- ENTER EARLY
- START DELINEATION
- NEVER STOP OPTIMIZING
- GET TO KNOW YOUR PORTFOLIO
- LEAVE NO STONE UNTURNED

During the last three conferences, we outlined some comments on Rosetta’s approach in the Eagle Ford …

 • Focus on understanding the rocks; appreciate your technical staffs!
 • Faith, hope & luck are not substitutes for brains, initiative & work ethic!
 • Focus on quality over quantity; know the difference!
 • They are called sweet spots for a reason!
 • Focus on optimizing full scale development; not just the next well
 • It does you absolutely no good to drill your best well last!
 • Focus on profitability
 • Admire your activity but track your production and count your pennies!
 • Focus on optionality
 • There is not a better feeling in the world than knowing you have your future well in hand!
 • Focus on ongoing refinement of well spacing and well recoveries
 • You rarely go wrong when you grow what you know in your own backyard!

So, building on last year’s message, Rosetta’s Eagle Ford
development plan is leaving no stone unturned in our portfolio …

 • Focus on ongoing refinement of well spacing and well recoveries
 • You rarely go wrong when you grow what you know in your own backyard!
❑ LEARNING
❑ INNOVATING
❑ CREATING

Ward
Reeves
Liquids
Liquids
Dry Gas
OIL
CONDENSATE
GAS
3Q: Operating5 rigstotal in EF
Pearsall Shale exploratorywell

Rosetta Resources Asset Overview
Area	Window
Gates Ranch
Non-Gates Ranch
Encinal Area
Eagle Ford
64,650 Net Acres
Gaines Co.
Midland Basin - Exploratory
13,124 Net Acres
Reeves Co.
Delaware Basin - Delineated
40,182 Net Acres

Rosetta is no longer a pure-
play Eagle Ford producer.
Our “backyard” just got bigger.

Mboe/d (Net)
50
40
30
20
10
-
1.1
4.9
8.2
11.3
14.9
21.6
21.7
27.4
30.4
32.2
36.5
44.2
46.8
47.0
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

History of Growing Production

MIDSTREAM GAS INTERCONNECT/FLOW OPTIONALITY
DIMMIT COUNTY
BRISCOE RANCH
LASSETER & EPPRIGHT
VIVION
LIGHT RANCH
REILLY (DUBOSE)
KLOTZMAN
GONZALES COUNTY
DEWITT CO.
ETC SMILEY 6"
ETC DUBOSE 12"
ETC CHISHOLM Q2 2013
To ETC LaGrange Plant
To new ETC Jackson Plant
ETC LAS BONITAS
ETC RICH EAGLE FORD MAINLINE
Interim processing at existing ETC LaGrange Plt
To Enterprise Hydrocarbons plants
KM/Copano Eagle Ford Gathering LLC
To Copano Houston Central plant
ENTERPRISE
REGENCY
GATES RANCH
KM/Copano Eagle Ford Gathering LLC
ETC DIMMIT LATERAL
LASALLE COUNTY
SPRINGER
To Katy Hub - no processing needed
ETC OASIS
ETC (HPL)
ETC SAN CAJOS
Lean gas pipeline
ETC 12" SPRINGER LATERAL
ETC DOS HERMANAS
ETC Dos Hermanas / Eagle Ford Gathering (KM/Copano) Interconnect
SANTA CRUZ/VELA
WEBB COUNTY
ETC BIG COWBOY
HUMBLE EAST SEVEN SISTERS
To ExxonMobil King Ranch Plant

Eagle Ford Multiple Takeaway Options

• Excess capacity to move our product
• Multiple take points that provide flow optionality
• Marketing team works closely with operations to insure that
 Rosetta will always have capacity to move production to market

- 119 gross completions to date

COMPLETED PRIOR TO Q2 2013
COMPLETION ACTIVITY Q2 2013
DRILLED AWAITING COMPLETION Q2 2013

Gates Ranch
Average Well Characteristics
Well Costs	$6.5 - $7.0 MM
Spacing	55 acres (475 feet apart)
Composite EUR	1.67 MMBoe
Condensate Yield	65 Bbls/MMcf
NGL Yield	110 Bbls/MMcf
Shrinkage	23%
Summary
6/30/2013
• 26,230 net acres in Webb County
• 313 net well locations remaining1
18 wells drilled yet to be completed
2Q 2013: 11 completions
1. Under current 55-acre spacing assumptions

10000
1000
100
10
1
BOE (bbl/d) - 2 stream
Composite Type Curve -
1627 MBoe (17% Oil / 39% NGLs)
0
200
400
600
800
1000
1200
1400
Normalized Time (days)

The more you drill, the more you learn …

Gates Ranch Type Curves
South Type Curve
North Type Curve

Rosetta
RESOURCES

1,000,000
100,000
10,000
1,000
100
CUM Production (BOE)
0
200
400
600
800
1000
1200
Normalized Time (days)

55 wells
Our largest continuous group
of producing wells spaced on
55 acres
Well Performance on 55 acres
Compared to similar offsetting wells spaced at 100 acres
The 55 wells are performing in
line with comparable offsetting
wells drilled and completed early
in the development of the area
and spaced on 100 acres…

Rosetta
RESOURCES

SI
Wells
Monitor Well
Frac
Pad
Buffer
Pad

LEARNING: “Buffer Pad” Concept
• Purpose is to reduce production
 downtime due to completion activities
• Wells in blue area remain shut-in after
 their completion
• Producing wells in light orange area
 shut-in during completion activities
• Wells in dark orange being completed
• Wells in blue area are flowed back
 after current completions are
 completed
• Repeat for next pad completion

Production (MCFD)
10000
1000
100
0
20
40
60
80
100
120
140
Days after nearby Frac
Darker wells were first test of Buffer Pad
Grey wells are frac hit wells

Frac Hit wells vs. Buffer Pad wells

Frac hit or SI time
SI wells in darker colors
Production (MCFD)
1000
100
0
10
20
30
40
50
60
70
80
90
100
Time after nearby Frac (days)

Frac Hit wells vs. Shut In wells

Current Eagle Ford Strategy

Lower EF
Buda
Current Resource

CREATING: Upper Eagle Ford Potential

Austin Chalk
Upper EF
Lower EF
Buda
Potential Additional Resource?
Current Resource

17

10 ROSE A
09 ROSE B
COMPLETION PRIOR TO Q1 2013
COMPLETION ACTIVITY Q1 2013
DRILLING ACTIVITY Q1 2013
SCHEDULED DRILLING Q2 2013

Gates Ranch
“Upper Eagle Ford” Pilots

475
’

LEARNING: Condensate Stabilization
Inlet Stream
≈18 RVP*
Condensate
≈ 9 RVP*
GAS & NGL
*RVP = Reid Vapor Pressure
Stabilizer - Gates Ranch
Pipeline Specs require RVP* ≤ 9

- 4 gross completions to date

Activity

- Planned full development activity expected to last well into 2016

No.46
A-1165
No.35
A-81
No.33
No.10
A-1249
No.8
A-1113
A-84
BRISCOE RANCH
COMPLETED PRIOR TO Q2 2013
COMPLETION ACTIVITY Q2 2013
DRILLED AWAITING COMPLETION Q2 2013

Summary
6/30/2013
Briscoe Ranch
• 3,545 net acres in southern
 Dimmit County
• 64 net well locations remaining
Future
Average Well Characteristics
Well Costs	$6.5 - $7.0 MM
Spacing	50 acres (425 feet apart)
Condensate Yield	100 Bbls/MMcf
NGL Yield	130 Bbls/MMcf
Shrinkage	23%
19 wells drilled yet to be completed

1-well pad

- Initial well design, 2009

2-well pad

- Nov 2010

3-well pad

- Feb 2011

4-well pad

- Aug 2012

8-well pad

- May 2013

INNOVATING: Rosetta’s Pad Drilling History

Gates Ranch
Decreasing Drilling Cost
Decreasing Cycle Time
$2.2
$2.3
$2.5
$2.3
$2.0
21.7
16.3
16.5
16.7
13.4
12.3
Cycle Time (Days)
Drilling Cost $MM
40
35
30
25
20
15
10
5
0
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2010
2011
2012
2013 Q1
2013 Q2
2013 Q3
Spud to Rig release
Average Well Cost

22

Drilling Time Performance

- 1 completion - discovery well

No.1
LOPEZ
COMPLETED PRIOR TO Q2 2013
COMPLETION ACTIVITY Q2 2013
DRILLED AWAITING COMPLETION Q2 2013

INNOVATING & CREATING: Lopez Farm-In
• 505 net acres in Live Oak County
• Farm-In from Killam Oil
 • BPO: 100% WI, 75% NRI
 • APO: 65% WI, 48.75% NRI
• 7-day gross stabilized IP 1,966 Boe/d
 (46% oil / 24% NGLs)
• 7 net well locations remaining
Summary
6/30/2013
Average Well Characteristics
Well Costs	$7.5 - $8.0 MM
Spacing	~ 50 acres (400 feet apart)
2Q 2013: 1 completion

- Eagle Ford (EF) development
- Pearsall exploration

A-913
No.704
A-1309
No.4
A-1226
No.678
A-1229
No.1455
TOM HANKS
COMPLETED PRIOR TO Q2 2013
COMPLETION ACTIVITY Q2 2013
DRILLED AWAITING COMPLETION Q2 2013

Tom Hanks
• 3,461 net acres in LaSalle County
• 2 gross total completions
• Well Costs $5.5 - $7.0 MM
• ~ 50-acre spacing (~400 feet apart)
Summary
6/30/2013
1 EF well drilled yet to be completed
2Q 2013: 1 EF completion
Eagle
Ford
• 1 completion - discovery well
• 7-day stabilized IP 657 Boe/d (91% oil)
• 56 net well locations remaining
 • 1 well drilled awaiting completion
Pearsall
• 1 completion - exploration
• Un-stabilized test rate at 5 MMcf/d
• Gas content includes 1% H2S
Pearsall
Well
Eagle Ford
Well

- 12 gross completions to date

L&E LLC Ltd
VIVION
LIGHT
RANCH
COMPLETED PRIOR TO Q2 2013
COMPLETION ACTIVITY Q2 2013
DRILLED AWAITING COMPLETION Q2 2013

Summary
6/30/2013
Central Dimmit County Area
• 8,496 net acres located in Dimmit County
• 104 net well locations remaining
2Q 2013: Total 3 completions
Average Well Costs
Light Ranch and Vivion	$5.5 - $6.0 MM
Lasseter & Eppright	$6.5 - $7.0 MM
 3 completions
 2Q 2013: 1 completion
Lasseter & Eppright
Light Ranch
 6 total completions
 1 well drilled yet to be completed
Vivion
 3 completions
 2Q 2013: 2 completions

	Net acres	Drilling rig activity	Wells completed	Wells awaiting completion	Well Spacing	Remaining locations	Avg Cost / Well ($M)	Rig years (16 wells/year)
Gates Ranch (75% NRI)	26,230	2 - 3	119	18	55	313	$6.5 - $7.0	20
Briscoe Ranch (81.3% NRI)	3,545	1	4	19	50	64	$6.5 - $7.0	4
Central Dimmit1 (75 - 77% NRI)	8,496	1	12	1	60	104	$5.5 - $7.0	7
Karnes Trough2 (75 - 80% NRI)	1,902	-	19	6	60	0	$7.5 - $8.0	0
Tom Hanks (77% NRI)	3,461	0 - 1	1	1	50	56	$5.5 - $7.0	3
Lopez (75% NRI)	505	1	1	0	50	7	$7.5 - $8.0	1
Undelineated Acreage3 (75 - 77% NRI)	6,754	0 - 1	0	0	50 - 70	47	$5.5 - $7.0	3
Encinal (75 - 77% NRI)	13,756	-	4	0	80	178	$6.5 - $7.0	11
Total Eagle Ford	64,650	5 - 6	160	45	50 - 80	769	$5.5 - $8.0	48
Years remaining								13 (60 wells per year)
Eagle Ford Inventory
+/- 770 net wells -- remaining as of 8/1/2013
1. Central Dimmit includes L&E, Vivion and Light Ranch
2. Karnes Trough area includes Dubose and Klotzman
3. Denotes roughly 6,800 net acres in the liquids window of the play

Completed Well Count
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
9/1/2009
9/1/2010
9/1/2011
9/1/2012
9/1/2013
9/1/2014
9/1/2015
9/1/2016
9/1/2017
9/1/2018
9/1/2019
9/1/2020
9/1/2021
9/1/2022
9/1/2023
9/1/2024
9/1/2025
9/1/2026
9/1/2027
9/1/2028
9/1/2029
9/1/2030
9/1/2031
9/1/2032
9/1/2033
9/1/2034
9/1/2035
9/1/2036
9/1/2037
9/1/2038

27

The current project inventory reflects our analysis on
reduced well spacing
50 to
55-acre
well spacing
(2Q12 Call)
65-acre
well spacing
(3Q11 Call)
100-acre
well spacing
(2009)
Completion pace of 60 wells per year
used as an example to show the true
“running room” of the portfolio

Completed Well Count
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
9/1/2009
9/1/2010
9/1/2011
9/1/2012
9/1/2013
9/1/2014
9/1/2015
9/1/2016
9/1/2017
9/1/2018
9/1/2019
9/1/2020
9/1/2021
9/1/2022
9/1/2023
9/1/2024
9/1/2025
9/1/2026
9/1/2027
9/1/2028
9/1/2029
9/1/2030
9/1/2031
9/1/2032
9/1/2033
9/1/2034
9/1/2035
9/1/2036
9/1/2037
9/1/2038
?

28

The current project inventory reflects our analysis on
reduced well spacing
65-acre
well spacing
(3Q11 Call)
100-acre
well spacing
(2009)
Completion pace of 60 wells per year
used as an example to show the true
“running room” of the portfolio
Upper
Eagle Ford
Potential
Upper Eagle Ford?
50 to
55-acre
well spacing
(2Q12 Call)

- ✔ LEAVE NO STONE UNTURNED
- ✔ LEARNING
- ✔ INNOVATING
- ✔ CREATING

So, building on last year’s message, Rosetta’s Eagle Ford
development plan is leaving no stone unturned in our portfolio…

 • Focus on ongoing refinement of well spacing and well recoveries
 • You rarely go wrong when you grow what you know in your own backyard!
 • Be flexible, adjust to changing conditions
 • Eagle Ford Shale is like Texas weather, it will change tomorrow
 • Take risks and try something new
 • You cannot make room for nay sayers in your organization
 • Don’t be complacent - Test new ideas!
 • Hidden value will stay hidden until you uncover it
But you ain’t seen nothing yet!